UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    Form 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 4, 2005


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                    Lincoln Educational Services Corporation

               (Exact Name of Registrant as Specified in Charter)


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         New Jersey                    000-51371                 57-1150621
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                           File No.)

    200 Executive Drive, Suite 340
     West Orange, New Jersey 07052                               07052
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (973) 736-9340


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.    Results of Operations and Financial Condition
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On November 4, 2005, Lincoln Educational Services Corporation issued a press release announcing, among other things, its results of operations for the third quarter and nine months ended September 30, 2005. A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto.

Item 9.01.    Financial Statements and Exhibits
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(c)   Exhibits
      99.1 Press release of Lincoln Educational Services Corporation dated November 4, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LINCOLN EDUCATIONAL SERVICES CORPORATION


Date: November 4, 2005
                                       By: /s/ Cesar Ribeiro
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                                          Name:  Cesar Ribeiro
                                          Title: Vice President, Chief
                                                 Financial Officer and Treasurer